KRANESHARES TRUST

Quadratic Interest Rate Volatility and Inflation Hedge ETF

(the “Fund”)

Supplement dated April 23, 2021 to the currently effective Statutory Prospectus and Statement of
Additional Information as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectus and Statement of Additional Information, dated August 1, 2020.

Effective April 30, 2021, the calculation of the Funds’ Intraday Indicative Values will be discontinued. As a result, effective as of such date:

1.	In the Statutory Prospectus for the Fund, the section entitled “Share Trading Prices” is deleted in its entirety.

2.	In the Statement of Additional Information for the Fund, the second and third paragraph in the section entitled “Exchange Listing and Trading” are deleted in their entirety and replaced with the following:

The shares of the Fund are listed and traded on the Exchange identified on the cover of this SAI at prices that may differ from a Fund’s NAV. There can be no assurance that the Exchange requirements necessary to maintain the listing of the shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other matters: (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act; (ii) if the Fund no longer complies with the requirements set forth by the Exchange; (iii) following the initial 12-month period after commencement of trading of the Fund, there are fewer than fifty (50) Beneficial Owners (as that term is defined below) of the shares of the Fund; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

Trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.